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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report:                                  November 7, 1995


                                  ECOGEN INC.
                                  -----------
             (Exact name of registrant as specified in its charter)


  Delaware                              1-9579          22-2487948
----------                            ----------        ----------
(State or other jurisdiction of       (Commission       (I.R.S. Employer
incorporation or organization)        file number)      Identification No.)


            2005 Cabot Boulevard West, Langhorne, Pennsylvania 19047
            --------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (215) 757-1590
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 23, 1995 the Registrant ("Ecogen") terminated its European research and development agreements with 3A S.r.l. ("3A"), an Italian corporation with whom Ecogen operated Ecogen Europe S.r.l., a research and development company that was owned 75% by Ecogen and 25% by 3A. As part of the transaction, Ecogen transferred its ownership interest in Ecogen Europe to a party selected by 3A and Ecogen Europe changed its name to Bio Integrated Technology S.r.l. ("BIT"). As a result of the deal, Ecogen is released from the obligation to provide $5.6 million of funding to Ecogen Europe. Also in connection with the transaction, Ecogen closed its research and development operation in Kiel, Germany.

         At closing, Ecogen received cash of approximately $1.2 million and 683,202 of its common shares that had been held by BIT. Ecogen licensed to BIT Ecogen's existing, nematode technology for use solely in Europe, Africa and the Middle East ("BIT's Territory") and agreed to provide BIT with improvements to certain of its nematode formulation technology. BIT licensed to Ecogen BIT's nematode technology for use outside of BIT's Territory. Ecogen also licensed to BIT certain of its existing Bt technology principally 12 non-commercialized strains and process and formulation technology solely for use in BIT's Territory. BIT also received the right to manufacture certain of Ecogen's current products for one of Ecogen's existing product distributors that has co-exclusive rights to sell those products in Italy, Spain and Portugal. Ecogen will also pay BIT until the year 2002 a royalty of 1.5% on Ecogen's net sales in BIT's Territory of its Aspire and AQ10 biofungicide products. Ecogen expects to record a gain on the transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The financial statements required by Item 7 are attached.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Ecogen Inc.



                                           By: /s/ JAMES P. REILLY, JR.
                                              -------------------------
                                              James P. Reilly, Jr.
                                              President and Chief
                                              Executive Officer

Date:   November 7, 1995

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

The following pro forma financial information is included in Form 8-K:                              Page in
                                                                                                   Form 8-K
                                                                                                   --------
Introduction                                                                                         F-2

Unaudited Pro Forma Balance Sheet at July 31, 1995                                                   F-3

Unaudited Pro Forma Statement of Operations for the
nine-month period ended July 31, 1995                                                                F-4

Unaudited Pro Forma Statement of Operations for the
ten-month period ended October 31, 1994                                                              F-5

Notes to Unaudited Pro Forma Financial Information                                                   F-6

                          ECOGEN INC. AND SUBSIDIARIES

                   PRO FORMA CONDENSED FINANCIAL INFORMATION


Introduction

The following unaudited pro forma condensed financial information sets forth historical consolidated information of Ecogen adjusted to give pro forma effect to the disposition of Ecogen Europe S.r.l., previously a 75% owned subsidiary of Ecogen Inc., pursuant to the terms of the agreement with 3A S.r.l. dated October 23, 1995 as if such transaction occurred on July 31, 1995 for the pro forma balance sheet and at the beginning of the period for the pro forma statements of operations. The pro forma information does not purport to be indicative of the results that may be obtained in the future or that would actually have been obtained had the disposition occurred during the periods indicated. The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto contained in Ecogen's Quarterly Report on Form 10-Q for the nine months ended July 31, 1995 and the Annual Report on Form 10-K for the ten-month period ended October 31, 1994. Further, interim results are not necessarily indicative of results expected for the year.

                PRO FORMA FINANCIAL STATEMENTS OF ECOGEN INC.
                      UNAUDITED PRO FORMA BALANCE SHEET
                             AS OF JULY 31, 1995



                                                                HISTORICAL
                                                   ------------------------------------
                                                      ECOGEN                 ECOGEN               PRO FORMA
                                                       INC.               EUROPE S.r.l. (d)      ADJUSTMENTS        PRO FORMA
                                                   ------------           -------------         ------------       -----------
          ASSETS

Current assets:
  Cash and cash equivalents                         $ 5,557,496           $4,151,298            $1,204,082  (b)    $ 2,610,220
  Inventory                                           6,762,135                   -                     -            6,762,135
  Trade receivables, net                              2,512,360                   -                     -            2,512,360
  Prepaid expenses and other current assets             966,694              693,382                    -              273,312
                                                   ------------           ----------            ----------         -----------
    Total current assets                             15,798,625            4,844,680             1,204,082          12,158,027


    Net plant and equipment                           2,398,830               99,260                    -            2,299,570

Intangible and other assets, net                        654,221              127,788                    -              526,433
                                                   ------------           ----------            ----------         -----------

                                                    $18,851,676           $5,071,728            $1,204,082         $14,984,030
                                                   ============           ==========            ==========         ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses             $ 3,420,612           $  691,170            $       -          $ 2,729,442
  Deferred contract revenue                           3,663,718            3,642,944                    -               20,774
                                                   ------------           ----------            ----------         -----------
    Total current liabilities                         7,084,330            4,334,114                    -            2,750,216

Other long-term obligations                           1,743,738                   -                     -            1,743,738

Stockholders' equity:
  Preferred stock, issued and outstanding
    260,000 shares                                        2,600                   -                     -                2,600
  Common stock, issued and outstanding
    29,686,278 shares                                   296,863                   -                     -              296,863
  Additional paid-in capital                        104,429,951                   -                     -          104,429,951
  (Accumulated deficit) retained earnings           (93,641,274)             610,442               610,442  (c)
                                                                                                   593,640  (g)    (93,047,634)
  Foreign currency translation adjustment               224,248              127,172                    -               97,076
  Treasury stock, 180,778 shares at cost             (1,288,780)                  -                     -           (1,288,780)
                                                   ------------           ----------            ----------         -----------
    Total stockholders' equity                       10,023,608              737,614             1,204,082          10,490,076
                                                   ------------           ----------            ----------         -----------

                                                    $18,851,676           $5,071,728            $1,204,082         $14,984,030
                                                   ============           ==========            ==========         ===========





      See accompaning notes to unaudited pro forma financial information.

                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                FOR THE NINE-MONTH PERIOD ENDED JULY 31, 1995



                                                                HISTORICAL
                                                   ------------------------------------
                                                      ECOGEN                 ECOGEN               PRO FORMA
                                                       INC.               EUROPE S.r.l. (d)      ADJUSTMENTS        PRO FORMA
                                                   ------------           -------------         ------------       -----------
Product sales, net                                   $7,986,688           $       -             $       -           $7,986,688
Cost of products sold                                 4,800,026                   -                     -            4,800,026
                                                   ------------           -------------         ------------       -----------
  Gross profit                                        3,186,662                   -                     -            3,186,662
                                                   ------------           -------------         ------------       -----------

Operating expenses:

   Research and development                           6,674,635             1,411,658                   -            5,262,977
   Selling, general and administrative                7,802,855                75,000                   -            7,727,855
   Special charges                                    9,543,194                   -               8,878,806 (g)        664,388

                                                   ------------           -------------         ------------       -----------
  Total  operating  expenses                         24,020,684             1,486,658             8,878,806         13,655,220
                                                   ------------           -------------         ------------       -----------


Other income                                          2,747,431               957,957                   -            1,789,474

                                                   ------------           -------------         ------------       -----------
Net loss                                           ($18,086,591)            ($528,701)          ($8,878,806)       ($8,679,084)
                                                   ============           =============         ============       ===========


Net loss per common share:                               ($0.70)                                                        ($0.32)
                                                   ============                                                    ===========


Weighted average
      common shares                                  25,907,000                                     859,000 (f)     26,766,000
                                                   ============                                 ============       ===========





      See accompaning notes to unaudited pro forma financial information.

                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
               FOR THE TEN-MONTH PERIOD ENDED OCTOBER 31, 1994



                                                 HISTORICAL
                                         ------------------------                        ECOGEN INC.      HISTORICAL
                                            ECOGEN        ETECH        PRO FORMA          COMBINED         ECOGEN
                                             INC.          INC.       ADJUSTMENTS        PRO FORMA      EUROPE S.r.l. (d)
                                         -----------   ----------     -----------       ------------    -----------------
Product sales, net                        $8,549,523   $      -        $      -           $8,549,523     $      -
Cost of products sold                      5,890,670          -               -            5,890,670            -

                                         -----------   ----------     -----------       ------------    -----------
  Gross profit                             2,658,853          -               -            2,658,853            -
                                         -----------   ----------     -----------       ------------    -----------

Operating expenses:

   Research and development                9,278,005    6,843,663      (6,843,663) (e)     9,278,005      2,117,331
   Selling,general and administrative      9,249,277      737,000             -            9,986,277        139,163

                                         -----------   ----------     -----------       ------------    -----------
  Total operating expenses                18,527,282    7,580,663      (6,843,663)        19,264,282      2,256,494
                                         -----------   ----------     -----------       ------------    -----------


Other income                              11,275,825       31,764      (6,843,663) (e)     4,463,926      2,292,018

                                         -----------   ----------     -----------       ------------    -----------
Net loss                                 ($4,592,604) ($7,548,899)    $       -         ($12,141,503)       $35,524
                                         ===========   ==========     ===========       ============    ===========

Net loss per common share:                    ($0.25)                                         ($0.54)
                                         ===========                                    ============

Weighted average
     common shares                        18,575,000                    4,111,000  (f)    22,686,000
                                         ===========                   ==========       ============

                                             PRO FORMA
                                            ADJUSTMENTS     PRO FORMA
                                            -----------     ---------
Product sales, net                             $           $8,549,523
Cost of products sold                            -          5,890,670

                                            -----------  ------------
  Gross profit                                   -          2,658,853
                                            -----------  ------------

Operating expenses:

   Research and development                      -          7,160,674
    Selling,general and administrative           -          9,847,114

                                            -----------  ------------
  Total operating expenses                       -         17,007,788
                                            -----------  ------------


Other income                                     -          2,171,908

                                            -----------  ------------
Net loss                                       $         ($12,177,027)
                                            ===========  ============

Net loss per common share:                                     ($0.54)
                                                         ============


Weighted average
     common shares                                         22,686,000
                                                         ============



      See accompaning notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(a) The pro forma financial statements give effect to the disposition of Ecogen Europe S.r.l. in October 1995 and the acquisition of 71.2% of Ecogen Technologies Inc. (ETech) in December 1994 accounted for under purchase accounting as if such transactions occurred on July 31, 1995 for purposes of the pro forma balance sheet and as of the beginning of the period presented for purposes of the pro forma statements of operations.

(b) Represents the cash received by Ecogen Inc. in connection with disposition of Ecogen Europe S.r.l.

(c)   To eliminate Ecogen Europe S.r.l. stockholders' equity.

(d) To reflect the disposition of Ecogen Europe S.r.l. pursuant to the agreement with 3A S.r.l.

(e) To eliminate related party contract revenue recorded by Ecogen and research and development expenses recorded by ETech.

(f) The pro forma weighted average shares of common stock include the common shares issued for the acquisition of 71.2% of ETech as if such shares where issued as of the beginning of the periods presented.

(g) The pro forma statement of operations do not reflect the non-recurring charge recorded by Ecogen Inc. in the first quarter of 1995 in connection with the acquisition of ETech representing in process research and development acquired from ETech of approximately $9 million.
      Further, the pro forma statements of operations exclude a gain of approximately $.6 million associated with the disposition of Ecogen Europe S.r.l.